Exhibit 4.1

SPECIMEN

Number	INCORPORATED UNDER THE LAWS OF THE	Shares

**1**	State of Delaware	**1**

KBW, INC.

COMMON STOCK

This Certifies That	is the owner of

fully paid and non-assessable Shares, Par Value $.01 each
of Common Stock of KBW, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed, but subject to the restrictions as to transfer referred to above.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated

[KBW, Inc. Corporate Seal]

Chairman & Chief Executive Officer	Secretary

KBW, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JIT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—	Custodian
(Cust)		(Minor)

under Uniform Gifts to Minors Act
(State)

UNIF TRF MIN ACT—		Custodian (until age )

(Minor)

under Uniform Transfers to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                            hereby sell(s), assign(s) and transfer(s) unto:

(PLEASE INSERT SOCIAL

SECURITY

NUMBER OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE)

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

                             Shares of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint                                       Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY

PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad–15.

The within named Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Secretary of the Corporation at the principal office of the Corporation.